Taxes Payable (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Taxes Payable
Sales Tax payable	¥ 290,272		¥ 681,815
Withholding individual income taxes for employees	306,861		263,845
EIT payable	2,116,014		3,459,307
Others	99,949		132,083
Total taxes payable	¥ 2,813,096	$ 407,861	¥ 4,537,050